Other long-term liabilities	12 Months Ended
Dec. 31, 2019
Miscellaneous Noncurrent Liabilities [Abstract]
Other long-term liabilities
18.	Other long-term liabilities

	December 31,	December 31,
	2019	2018
Royalty payment obligations (a)	$3,148	$3,077
License acquisition payment obligation (b)	1,302	2,726
Other employee benefit liabilities	2,554	2,399
Other long-term liabilities	-	330
	$7,004	$8,532
Less:
Current portion of royalty payment obligations (note 13)	(3,043)	(68)
Current portion of license acquisition payment obligation (note 13)	(1,302)	(1,363)
Current portion of other employee benefit liabilities (note 13)	(2,374)	(1,406)
	$285	$5,695

a)	Royalty payment obligations

i) Royalty payment obligations to the holder of the long-term debt

During the second quarter of 2018, the Company signed a royalty agreement with the holder of the long-term debt at the same time as certain conditions pertaining to the second advance of the Credit Facility were modified. As a result of the agreement, the Company obtained the right to receive US$1.5 million milestone payments upon each draw of the second tranche of the Credit Facility in exchange for increasing royalty entitlements on future revenues relating to patents existing as of the date of the agreement of PBI-1402 and analogues, including PBI-4050. The agreement includes a minimum royalty payment of US$5,000 per quarter until approximately 2033 and a liability of $131 was recognized in the consolidated statement of financial position at December 31, 2019 representing the discounted value of the minimum royalty payments to be made until the expiry of the patents covered by the agreement, using a discount rate of 18.57% ($138 at December 31, 2018). In the case where royalties based on revenues became payable, the minimum royalty previously paid would be deducted from future remittances.

On November 14, 2018, as part of the debt modification agreement, the royalty rate was increased from 1.5% to 2% on future revenues relating to the specified patents and the right to receive the final US$1.5 million milestone payment was foregone.

ii) Royalty payment obligation for reacquired rights

As part of the consideration given by the Company in 2016 for the reacquisition of the rights to 50% of the worldwide profits pertaining to the sale of plasminogen for the treatment of plasminogen congenital deficiency which were previously granted to a licensee under a license agreement, the Company agreed to make royalty payments on the sales of plasminogen for congenital deficiency, using a rate of 5% up to a total of US$2.5 million. If by December 2020 the full royalty obligation has not been paid, the unpaid balance will become due. The Company has recognized a royalty payment obligation of $2,978 (US$2.3 million) in the consolidated statement of financial position at December 31, 2019 ($2,898; US$2.3 million at December 31, 2018), representing the discounted value of the expected royalty payments to be made until December 2020, using a discount rate of 9.2%.

b)	Licence acquisition payment obligation

In consideration for acquiring a license in January 2018 (note 11), the Company agreed to pay an equivalent of US$3 million; US$1 million on the date of the transaction, and US$1 million on both the first and second anniversary of the transaction, to be settled in common shares of the Company. A $1,302 financial liability has been recognised as at December 31, 2019 for the last payment due in January 2020 ($2,726 at December 31, 2018).